LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

Offering investors the opportunity for maximum current return from a portfolio of U.S. government securities

KEMPER
U.S. MORTGAGE FUND

      "... As the Federal Reserve raised interest rates, the income potential of mortgage securities rose to its highest level in more than three years. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
7
TERMS TO KNOW
8
PORTFOLIO STATISTICS
9
PORTFOLIO OF INVESTMENTS
12
FINANCIAL STATEMENTS
15
FINANCIAL HIGHLIGHTS
17
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER U.S. MORTGAGE FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

                                                  KEMPER U.S. MORTGAGE        KEMPER U.S. MORTGAGE        LIPPER U.S. MORTGAGE
KEMPER U.S. MORTGAGE FUND CLASS A                     FUND CLASS B                FUND CLASS C           FUNDS CATEGORY AVERAGE*
---------------------------------                 --------------------        --------------------       -----------------------
1.42                                                      1.05                        1.08                        1.63

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS A                           $6.61     $6.75
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS B                           $6.63     $6.75
 .........................................................
    KEMPER U.S. MORTGAGE FUND
    CLASS C                           $6.63     $6.75
 .........................................................

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST.

*LIPPER, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE.

 KEMPER U.S. MORTGAGE FUND RANKINGS
 AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER U.S. MORTGAGE FUNDS CATEGORY

                          CLASS A               CLASS B               CLASS C
 ........................................................................................
    1-YEAR             37 of 62 funds        60 of 62 funds        58 of 62 funds
 ........................................................................................
    5-YEAR             20 of 47 funds        40 of 47 funds        36 of 47 funds
 ........................................................................................
    10-YEAR                 N/A              13 of 13 funds             N/A
 ........................................................................................

 DIVIDEND AND YIELD REVIEW

 THE FOLLOWING TABLE SHOWS PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUND AS OF MARCH 31, 2000.

                                 CLASS A               CLASS B               CLASS C
 ...............................................................................................
    SIX-MONTH INCOME:            $0.2130               $0.1789               $0.1910
 ...............................................................................................
    MARCH DIVIDEND:              $0.0355               $0.0305               $0.0324
 ...............................................................................................
    ANNUALIZED
    DISTRIBUTION RATE+:           6.44%                 5.52%                 5.86%
 ...............................................................................................
    SEC YIELD+:                   5.82%                 5.37%                 5.54%
 ...............................................................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON MARCH 31, 2000. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED MARCH 31, 2000, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH A STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

YOUR FUND'S STYLE

 MORNINGSTAR FIXED-INCOME STYLE BOX

[MORNINGSTAR FIXED-INCOME  Source: Data provided by Morningstar, Inc.,
STYLE BOX]                 Chicago, IL 312-696-6000. The Income Style Box
                           placement is based on a fund's average effective
                           maturity or duration and the average credit
                           rating of the bond portfolio.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE FUND'S PORTFOLIO CHANGES FROM
                           DAY-TO-DAY. A LONGER- TERM VIEW IS REPRESENTED BY
                           THE FUND'S MORNINGSTAR CATEGORY, WHICH IS BASED
                           ON ITS ACTUAL INVESTMENT STYLE AS MEASURED BY ITS
                           UNDERLYING PORTFOLIO HOLDINGS OVER THE PAST THREE
                           YEARS. CATEGORY PLACEMENTS OF NEW FUNDS ARE
                           ESTIMATED. MORNINGSTAR HAS PLACED KEMPER U.S.
                           MORTGAGE FUND IN THE INTERMEDIATE GOVERNMENT
                           CATEGORY. PLEASE CONSULT THE PROSPECTUS FOR A
                           DESCRIPTION OF INVESTMENT POLICIES.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[VANDENBERG PHOTO]
RICHARD VANDENBERG JOINED SCUDDER KEMPER INVESTMENTS, INC. IN MARCH 1996 AND IS A MANAGING DIRECTOR. HE IS LEAD PORTFOLIO MANAGER OF KEMPER U.S. MORTGAGE FUND. VANDENBERG HAS 25 YEARS OF FIXED-INCOME PORTFOLIO MANAGEMENT EXPERIENCE.

[DOLAN PHOTO]
SCOTT DOLAN IS A PORTFOLIO MANAGER FOR U.S. MORTGAGE FUND. HE JOINED SCUDDER KEMPER INVESTMENTS IN 1989 AND IS A VICE PRESIDENT.

[DUGENSKE PHOTO]
JOHN DUGENSKE IS A PORTFOLIO MANAGER FOR U.S. MORTGAGE FUND. HE IS A VICE PRESIDENT OF SCUDDER KEMPER INVESTMENTS, JOINING THE FIRM IN 1998.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

KEMPER U.S. MORTGAGE FUND'S INCOME POTENTIAL GREW AS THE FEDERAL RESERVE RAISED INTEREST RATES. MORTGAGES GENERALLY UNDERPERFORMED COMPARABLE-MATURITY TREASURY NOTES AND BONDS DURING THE FIRST HALF OF FISCAL YEAR 2000.

Q     HOW DID THE GOVERNMENT BOND MARKET PERFORM DURING THE FIRST SIX MONTHS OF
FISCAL YEAR 2000?

A     Strong economic growth prompted the Federal Reserve to raise its short-term interest-rate target three times by a total of 75 basis points (0.75 percent) to 6.00 percent. Between September 30, 1999, and March 31, 2000, intermediate Treasury bond prices fell and yields rose. Yields for Treasury bills increased to a greater degree than yields for long-term bonds, so that by March 31, 2000, one-year Treasury bills yielded 6.24 percent, 40 basis points more than 30-year Treasury bonds. Mortgage interest rates for consumers reached their highest levels since March 1997. Still, housing and related consumer spending activity remained brisk as many consumers turned to adjustable-rate mortgages (ARMs). Oil prices soared past $30 a barrel. Most economists and many bond market professionals anticipate further Fed interest-rate hikes before the November 2000 national elections.

YIELDS ON FIVE-YEAR TREASURIES ROSE 56 BASIS POINTS BETWEEN THE END OF SEPTEMBER 1999 AND MARCH 31, 2000.

Q     WHY DID SHORT-TERM BOND YIELDS RISE MORE THAN LONG-TERM YIELDS?

A     The Treasury yield curve inverted because the Fed's monetary policy pushed up both short-and intermediate-term rates, while the decision by the Treasury to buy back debt pushed long-term interest rates lower. Usually, long-term government bonds provide more income potential than securities maturing in a few years, since they involve more interest-rate risk. In February, the Treasury announced plans to buy back some 30-year bonds from investors. This may benefit the U.S. economy in the long run by freeing more capital for private investment, but the Treasury's news created confusion that increased short-term bond market volatility. Prior to the announcement, many institutional investors expected long-term Treasury yields to rise and prices to fall sharply in 2000, and in January they were right. However, when

U.S. TREASURY YIELDS
Yields on one-year Treasuries increased more than 100 basis points between the end of September 1999 and March 31, 2000
[LINE GRAPH]

                                                                          9/30/99                            3/31/00
                                                                          -------                            -------
3-month                                                                     4.85                               5.89
6-month                                                                     4.96                               6.14
1-year                                                                      5.18                               6.24
2-year                                                                      5.60                               6.48
5-year                                                                      5.76                               6.32
10-year                                                                     5.88                               6.02
30-year                                                                     6.05                               5.84

SOURCE: BLOOMBERG BUSINESS NEWS.

PERFORMANCE UPDATE

these investors realized that the government's action would reduce the supply of 30-year bonds, these securities suddenly became a much more prized commodity, and long-term bond prices rebounded. Intermediate bond prices also rose, but not nearly as much.

Q     HOW DID YOU POSITION THE FUND BETWEEN SEPTEMBER 1999 AND MARCH 2000?

A By having a portion of the fund's portfolio in long-term Treasuries, the fund benefited from the 30-year government bond's rebound even as short-term interest rates rose. Overall, the fund provided above-average income potential and delivered a positive total return for the six months ended March 31, 2000. As the Fed raised short-term interest rates, the income potential of mortgage securities rose to its highest level in more than three years.

  This past winter, the mortgage market was negatively affected by comments from the Treasury about the implicit government guarantees associated with Fannie Mae
(FNMA) and Freddie Mac (FHLMC) securities. Some bond investors also grew concerned about the regulatory environment for Fannie Mae and Freddie Mac, two of the largest private mortgage market participants. In general, mortgages backed by the Government National Mortgage Association (GNMA, or Ginnie Maes) outperformed FNMA securities and other forms of mortgage debt between September and March. The fund's positioning of a majority of its portfolio in GNMA securities (see Portfolio Composition) helped its performance during the first half of fiscal year 2000.

Q     HOW DID THE PORTFOLIO BEHAVE IN A HIGHER-INTEREST-RATE ENVIRONMENT?

A     The fund's average maturity (see Portfolio Statistics) was shorter than that of many of its peers and the fund's unmanaged benchmark (the Salomon Brothers 30-Year GNMA index). This helped the fund in a climate of rapidly rising interest rates. We were mindful of the fact that the Fed was on the move, and we sought to maximize the fund's flexibility to respond to dynamic market conditions. However, we were underweighted in long-term Treasuries during the first half of fiscal year 2000, and this detracted from the fund's results. Within the mortgage market, we focused on securities with well-defined structures and, through our selection process, attempted to avoid exposing the fund to adverse risks. For mortgage investors, one beneficial effect of higher interest rates is that home owners are less likely to refinance their properties. When many home owners refinance, it can increase the volatility of a mortgage mutual fund's income stream.

Q     IS THERE ANY WAY TO ESTIMATE HOW MUCH A GIVEN CHANGE IN INTEREST RATES CAN
AFFECT THE TOTAL RETURN FROM MORTGAGE-RELATED INVESTMENTS?

A     Generally, a 100-basis-point increase in interest rates translates into a price decline of slightly more than 1 percent for a bond or fixed-income mutual fund that has a duration of one year. Bond prices and fixed-income mutual fund net asset values are also affected by market factors such as credit risk and, for mortgage securities, the risk that borrowers will prepay loans. The fund's results since last autumn were fully in line with market conditions. Yields on 5-year Treasuries -- a benchmark for pricing many mortgage securities for consumers -- rose 56 basis points between September 30, 1999, and March 31, 2000. Still, as you can see by the Fannie Mae Mortgage Commitment Rates chart, mortgage rates for conventional 30-year, fixed- rate loans as of March 31 were lower than they were five years ago.

FANNIE MAE MORTGAGE COMMITMENT RATES

(60-day, 30-year fixed-rate loans) March 31, 1995 to March 31, 2000
[LINE GRAPH]

                                                                AVERAGE FANNIE MAE MORTGAGE COMMITMENT
                                                                                 RATE
                                                                --------------------------------------
3/31/95                                                                          8.77
                                                                                 8.52
                                                                                 7.87
                                                                                 7.86
                                                                                 8.03
                                                                                 7.93
                                                                                 7.85
                                                                                 7.65
                                                                                 7.46
                                                                                 7.20
                                                                                 7.21
                                                                                 7.65
3/31/96                                                                          8.00
                                                                                 8.24
                                                                                 8.35
                                                                                 8.29
                                                                                 8.37
                                                                                 8.34
                                                                                 8.17
                                                                                 7.87
                                                                                 7.63
                                                                                 7.82
                                                                                 7.97
                                                                                 8.00
3/31/97                                                                          8.30
                                                                                 8.19
                                                                                 8.04
                                                                                 7.82
                                                                                 7.44
                                                                                 7.70
                                                                                 7.49
                                                                                 7.34
                                                                                 7.32
                                                                                 7.22
                                                                                 7.03
                                                                                 7.16
3/31/98                                                                          7.16
                                                                                 7.16
                                                                                 7.01
                                                                                 7.03
                                                                                 7.01
                                                                                 6.81
                                                                                 6.48
                                                                                 6.65
                                                                                 6.71
                                                                                 6.71
                                                                                 6.70
                                                                                 7.08
3/31/99                                                                          7.03
                                                                                 6.99
                                                                                 7.39
                                                                                 7.78
                                                                                 7.92
                                                                                 8.08
                                                                                 7.87
                                                                                 7.87
                                                                                 7.99
                                                                                 8.13
                                                                                 8.50
                                                                                 8.38
3/31/00                                                                          8.37

SOURCE: BLOOMBERG BUSINESS NEWS. THIS CHART SHOWS THE AVERAGE LOAN RATE A HOME BUYER COULD HAVE EXPECTED TO PAY FOR A 30-YEAR TERM, FIXED-RATE LOAN FOR A HOME PURCHASE WITHIN 60 DAYS.

PERFORMANCE UPDATE


Q     WHAT'S YOUR OUTLOOK FOR BONDS AND KEMPER U.S. MORTGAGE FUND FOR THE MONTHS
AHEAD?

A     A dual dynamic of the Fed attempting to keep inflation in check and an overall reduction in bond supply may dictate what happens this year. We could see another 50 basis points in rate hikes, especially since the government's March 2000 inflation data were higher than expected.

  With gross domestic product rising 7.3 percent in the fourth calendar quarter of 1999, upward pressure on consumer prices is evident. The National Association of Purchasing Managers index, a private barometer of business activity, was up to 80 in March. A reading above 50 generally indicates an expanding economy.

  We intend to remain somewhat defensive, with a duration slightly shorter than our fund's peer group. We are comfortable that this positioning can allow us to take advantage of any increase in income potential consistent with our efforts to preserve principal. For investors seeking to reduce the volatility of an equity portfolio or simply capture added income potential, we think the fund could be an attractive alternative.

  As we look to the rest of fiscal year 2000, we remain positive on the mortgage-backed securities market because we think prepayment risk is likely to remain low and because the spread, or difference in interest rates between mortgages and Treasuries, remains attractive. As of March 31, many mortgages offered nearly 200 basis points (2 percent) of additional income potential over comparable-maturity Treasuries. Historically, this spread has averaged between 140 and 150 basis points.

TERMS TO KNOW

ADJUSTABLE-RATE MORTGAGE (ARM) A mortgage whose interest rate adjusts periodically based on changes to a corresponding index rate. To help protect the borrower against dramatic rate increases in a short period of time, ARMs are often originated with interest-rate caps. An interest-rate cap assures the borrower that the rate will not adjust beyond a certain point within a specific period.

BASIS POINT The movement of interest rates or yields expressed in hundredths of a percent. For example, an increase in yield from 5 percent to 5.50 percent is 50 basis points.

DURATION A measure of the interest-rate sensitivity of a fixed-income investment or portfolio. The longer the duration, the greater a portfolio's sensitivity to changes in interest rates.

FEDERAL FUNDS RATE The interest rate that banks charge each other on overnight loans. The Federal Reserve Board's Open Market Committee sets a target rate to either make credit more easily available or tighten monetary policy in an attempt to avoid economic imbalances such as high inflation.

INVERTED YIELD CURVE A market phenomenon in which intermediate-term bonds (securities with one- to 10-year maturities) have higher income potential and current yields than long-term bonds (securities with 10- to 30-year maturities). Historically it has occurred during a period of rising short-term interest rates and been viewed as an indicator of a future economic slowdown.

YIELD A fund's yield is a measure of the net investment income per share earned over a specific one-month or 30-day period expressed as a percentage of the maximum offering price of the fund shares at the end of the period.

PORTFOLIO STATISTICS

PORTFOLIO COMPOSITION*

                                       ON 3/31/00              ON 9/30/99
    MORTGAGE-BACKED GNMA                   52%                     60%
 ................................................................................
    FNMA/FHLMC                             32                      31
 ................................................................................
    TREASURIES                             11                       9
 ................................................................................
    OTHER                                   5                      --
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART]

YEARS TO MATURITY

                                       ON 3/31/00              ON 9/30/99
    LESS THAN 5                            21%                     28%
 ................................................................................
    5-10                                   68                      62
 ................................................................................
    11-20                                  11                      --
 ................................................................................
    21+ YEARS                              --                      10
--------------------------------------------------------------------------------
                                          100%                    100%

[PIE CHART]

AVERAGE MATURITY

                                       ON 3/31/00              ON 9/30/99
    AVERAGE MATURITY                   8.3 years               8.6 years
--------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION IS SUBJECT TO CHANGE

PORTFOLIO OF INVESTMENTS

KEMPER U.S. MORTGAGE FUND
Portfolio of Investments at March 31, 2000
(UNAUDITED)

                                                                                            PRINCIPAL
                                                                                              AMOUNT          VALUE
    REPURCHASE AGREEMENT - 5.3%
                                               Bear, Stearns Companies, 6.30% to be
                                               repurchased at $40,021,000 on 04/03/2000*   $ 40,000,000   $   40,000,000
                                               Chase Securities, Inc, 6.05% to be
                                               repurchased at $50,050,417 on 04/06/2000*     50,000,000       50,000,000
                                               State Street Bank and Trust Company, 6.05%
                                               to be repurchased at $640,323 on
                                               04/03/2000*                                      640,000          640,000
                                                ------------------------------------------------------------------------
                                               TOTAL REPURCHASE AGREEMENTS
                                               (Cost: $90,640,000)                                            90,640,000
                                                ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
    GOVERNMENT NATIONAL
    MORTGAGE ASSOCIATION - 52.1%***
                                               Government National Mortgage Association
                                               Pass-thru 6.00% with various maturities to
                                               04/20/2029 (b)(c)                            125,343,077      114,098,369
                                               Government National Mortgage Association
                                               Pass-thru 6.50% with various maturities to
                                               01/15/2030 (b)(c)                            321,304,910      304,842,191
                                               Government National Mortgage Association
                                               Pass-thru 7.00% with various maturities to
                                               03/20/2030 (b)(c)                            274,698,640      266,270,489
                                               Government National Mortgage Association
                                               Pass-thru 7.50% with various maturities to
                                               02/15/2030 (b)(c)                             61,892,095       61,698,476
                                               Government National Mortgage Association
                                               Pass-thru 8.00% with various maturities to
                                               03/15/2030 (b)(c)                             36,069,068       36,095,080
                                               Government National Mortgage Association
                                               Pass-thru 8.50% with various maturities to
                                               10/15/2027 (b)(c)                             53,847,967       55,222,423
                                               Government National Mortgage Association
                                               Pass-thru 9.00% with various maturities to
                                               01/15/2030 (b)(c)                             30,049,443       31,278,316
                                               Government National Mortgage Association
                                               Pass-thru 9.50% with various maturities to
                                               01/15/2023 (b)(c)                             15,891,122       16,700,576
                                               Government National Mortgage Association
                                               Pass-thru 10.00% with various maturities
                                               to 02/15/2021 (b)(c)                           1,832,322        2,017,272
                                               Government National Mortgage Association
                                               Pass-thru 10.50% with various maturities
                                               to 09/15/2021 (b)(c)                           2,278,097        2,545,061
                                               Government National Mortgage Association
                                               Pass-thru 11.00% with various maturities
                                               to 04/20/2019 (b)(c)                              85,700           94,243
                                                ------------------------------------------------------------------------
                                               TOTAL GOVERNMENT NATIONAL MORTGAGE
                                               ASSOCIATIONS
                                               (Cost: $895,215,911)                                          890,862,496
                                                ------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                            PRINCIPAL
                                                                                              AMOUNT          VALUE
    U.S. TREASURY SECURITIES - 10.9%
                                               U.S. Treasury Bond, 9.125% 05/15/2009       $ 13,900,000   $   15,127,092
                                               U.S. Treasury Note, 6.00% 08/15/2009          20,000,000       19,746,800
                                               U.S. Treasury Bond, 14.00% 11/15/2011          8,800,000       12,296,592
                                               U.S. Treasury Bond, 10.375% 11/15/2012**      40,500,000       49,795,965
                                               U.S. Treasury Bond, 12.50% 08/15/2014         33,300,000       47,187,099
                                               U.S. Treasury Bond, 10.625% 08/15/2015         4,050,000        5,785,182
                                               U.S. Treasury Bond, 8.875% 02/15/2019          7,300,000        9,444,375
                                               U.S. Treasury Bond, 8.125% 08/15/2021         21,300,000       26,185,581
                                                ------------------------------------------------------------------------
                                               TOTAL U.S. TREASURY OBLIGATIONS
                                               (Cost: $193,165,774)                                          185,568,686
                                                ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL NATIONAL
    MORTGAGE ASSOCIATION - 16.9%
                                               Federal National Mortgage Association
                                               5.50% with various maturities to
                                               02/01/2029 (b)(c)                             10,779,808        9,482,862
                                               Federal National Mortgage Association
                                               6.00% with various maturities to
                                               07/01/2029 (b)(c)                             30,655,329       28,863,908
                                               Federal National Mortgage Association
                                               6.50% with various maturities to
                                               02/01/2030 (b)(c)                             98,746,961       92,613,028
                                               Federal National Mortgage Association
                                               7.00% with various maturities to
                                               12/01/2029 (b)(c)                             60,086,235       58,927,014
                                               Federal National Mortgage Association
                                               7.50% with various maturities to
                                               12/01/2014 (b)(c)                             68,279,865       68,061,700
                                               Federal National Mortgage Association
                                               8.00% with various maturities to
                                               12/01/2024 (b)(c)                              2,932,715        2,953,488
                                               Federal National Mortgage Association
                                               9.00% with various maturities to
                                               10/01/2025 (b)(c)                             26,548,533       27,394,866
                                               Federal National Mortgage Association
                                               11.50%, 10/01/2025 (b)(c)                        182,519          204,421
                                                ------------------------------------------------------------------------
                                               TOTAL FEDERAL NATIONAL MORTGAGE
                                               ASSOCIATION
                                               (Cost: $292,664,738)                                          288,501,287
                                                ------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    FEDERAL HOME LOAN
    MORTGAGE CORPORATION - 14.8%
                                               Federal Home Loan Mortgage Corp. 6.50%
                                               with various maturities to 08/01/2029
                                               (b)(c)                                         1,684,794        1,614,166
                                               Federal Home Loan Mortgage Corp. 7.00%
                                               with various maturities to 12/01/2029
                                               (b)(c)                                        78,441,862       76,099,915
                                               Federal Home Loan Mortgage Corp. 7.50%
                                               with various maturities to 03/01/2030
                                               (b)(c)                                       112,097,413      111,347,080
                                               Federal Home Loan Mortgage Corp. 8.00%
                                               with various maturities to 02/01/2017
                                               (b)(c)                                        33,372,474       33,504,292

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                            PRINCIPAL
                                                                                              AMOUNT          VALUE
                                               Federal Home Loan Mortgage Corp. 8.50%
                                               with various maturities to 12/01/2028
                                               (b)(c)                                      $ 18,042,159   $   18,369,962
                                               Federal Home Loan Mortgage Corp. 9.50%,
                                               10/01/2020 (b)(c)                             10,892,904       11,439,252
                                                ------------------------------------------------------------------------
                                               TOTAL FEDERAL HOME LOAN MORTGAGE
                                               CORPORATION
                                               (Cost: $256,003,783)                                          252,374,667
                                                ------------------------------------------------------------------------
                                               TOTAL U.S. GOVERNMENT OBLIGATIONS
                                               (Cost: $1,637,050,206)                                      1,617,307,136
                                                ------------------------------------------------------------------------
                                               TOTAL INVESTMENT PORTFOLIO
                                               (Cost: $1,727,690,206) (a)                                 $1,707,947,136
                                                ------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

  * Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 ** At March 31, 2000, these securities, in part or in whole, have been segregated to cover initial margin requirements for open futures contracts.

*** The investments in mortgage-backed securities of the Government National
    Mortgage Association are interests in separate pools of mortgages. All separate investments in each of these issues which have similar coupon rates have been aggregated for presentation purposes in the Investment Portfolio. Effective maturities of these investments will be shorter than stated maturities due to prepayments.

(a) The cost for federal income tax purposes was $1,727,690,206. At March 31, 2000, the net unrealized depreciation for all securities based on tax cost was $19,743,070. This consisted of aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost of $17,397,189 and aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value of $37,140,259.

(b) At March 31, 2000, these pools, in part or whole, have been segregated to cover when-issued or forward delivery pools.

(c) When-issued or forward delivery pools included.

    At March 31, 2000, open futures contracts purchased are as follows:

                                                                                    AGGREGATE
                        FUTURES                        EXPIRATION     CONTRACTS   FACE VALUE($)    MARKET VALUE($)
    -------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Note                                June 21, 2000      536       (52,513,395)     (52,796,000)
    -------------------------------------------------------------------------------------------------------------------
    U.S. Treasury Note                                June 1, 2000       790       (76,309,721)     (77,481,718)
    -------------------------------------------------------------------------------------------------------------------
    U.S. Long Bond Note                               June 21, 2000      146        14,218,376       14,262,375
    -------------------------------------------------------------------------------------------------------------------
    Total unrealized depreciation on open futures
      contracts                                                                                      (1,410,603)
    -------------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  11

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
as of March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value,
(Cost: $1,727,690,206)                                          $1,707,947,136
------------------------------------------------------------------------------
Receivable for investments sold                                    277,933,636
------------------------------------------------------------------------------
Interest receivable                                                 12,043,999
------------------------------------------------------------------------------
Receivable for Fund shares sold                                          9,799
------------------------------------------------------------------------------
Other assets                                                           242,276
------------------------------------------------------------------------------
TOTAL ASSETS                                                     1,998,176,846
------------------------------------------------------------------------------
 LIABILITIES
Due to custodian bank                                                4,228,029
------------------------------------------------------------------------------
Payable for when issued and forward delivery pools                 417,417,829
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                     4,781,371
------------------------------------------------------------------------------
Payable for daily variation margin on open futures contracts           285,219
------------------------------------------------------------------------------
Accrued management fee                                                 683,839
------------------------------------------------------------------------------
Other accrued expenses                                               2,562,975
------------------------------------------------------------------------------
Total liabilities                                                  429,959,262
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,568,217,584
------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income (loss)                      $    5,761,375
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investment securities                                              (19,743,070)
------------------------------------------------------------------------------
Futures                                                             (1,410,603)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (633,171,094)
------------------------------------------------------------------------------
Paid-in capital                                                  2,216,780,976
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $1,568,217,584
------------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
Net asset value and redemption price per share
($1,481,254,774 / 223,939,417 shares outstanding)                        $6.61
------------------------------------------------------------------------------
Maximum offering price per share (100/95.50 of $6.61)                    $6.92
------------------------------------------------------------------------------
CLASS B SHARES
Net asset value, offering and redemption price (subject to
contingent deferred sales charge) per share ($83,851,976 /
12,642,364 shares outstanding)                                           $6.63
------------------------------------------------------------------------------
CLASS C SHARES
Net asset value, offering and redemption price (subject to
contingent deferred sales charge) per share ($3,110,834 /
469,412 shares outstanding)                                              $6.63
------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (unaudited)

INVESTMENT INCOME
Dividends                                                       $  1,268,793
----------------------------------------------------------------------------
Interest                                                          60,319,693
----------------------------------------------------------------------------
Total income                                                      61,588,486
----------------------------------------------------------------------------
Expenses:
Management fee                                                     4,474,223
----------------------------------------------------------------------------
Services to shareholders                                           1,524,260
----------------------------------------------------------------------------
Custodian fees                                                        35,231
----------------------------------------------------------------------------
Distribution services fees                                           419,456
----------------------------------------------------------------------------
Administrative service fees                                        2,109,454
----------------------------------------------------------------------------
Auditing                                                              59,561
----------------------------------------------------------------------------
Legal                                                                 31,503
----------------------------------------------------------------------------
Trustees' fees                                                        23,058
----------------------------------------------------------------------------
Reports to shareholders                                              345,949
----------------------------------------------------------------------------
Registration fees                                                     29,014
----------------------------------------------------------------------------
Other                                                                 85,459
----------------------------------------------------------------------------
Total expenses, before expense reductions                          9,137,168
----------------------------------------------------------------------------
Expense reductions                                                   (54,021)
----------------------------------------------------------------------------
Total expenses, after expense reductions                           9,083,147
----------------------------------------------------------------------------
NET INVESTMENT INCOME                                             52,505,339
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investment                                                       (20,800,206)
----------------------------------------------------------------------------
Futures                                                           (4,302,408)
----------------------------------------------------------------------------
Written options                                                     (166,601)
----------------------------------------------------------------------------
                                                                 (25,269,215)
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                       (6,649,809)
----------------------------------------------------------------------------
Futures                                                           (1,157,700)
----------------------------------------------------------------------------
                                                                  (7,807,509)
----------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (33,076,724)
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 19,428,615
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED                      YEAR
                                                                  MARCH 31,                   ENDED
                                                                     2000                 SEPTEMBER 30,
                                                                 (UNAUDITED)                   1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
--------------------------------------------------------------------------------------------------------
Net investment income                                           $   52,505,339            $  116,818,700
--------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                (25,269,215)                6,601,355
--------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                      (7,807,509)             (113,699,164)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                          19,428,615                 9,720,891
--------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  From net investment income
--------------------------------------------------------------------------------------------------------
  Class A                                                          (50,067,831)             (110,867,263)
--------------------------------------------------------------------------------------------------------
  Class B                                                           (2,791,876)              (11,958,079)
--------------------------------------------------------------------------------------------------------
  Class C                                                              (91,257)                 (214,925)
--------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           61,735,643               249,986,278
--------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       32,482,299                74,165,296
--------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                           (298,754,966)             (588,730,241)
--------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      (204,537,024)             (264,578,667)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (238,059,373)             (377,898,043)
--------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                1,806,276,957             2,184,175,000
--------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income of $5,761,375 and $6,207,000,
respectively)                                                   $1,568,217,584            $1,806,276,957
--------------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS
  The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

                                                                            CLASS A


                                           SIX MONTHS       YEAR ENDED SEPTEMBER 30,      TWO MONTHS
                                              ENDED       -----------------------------      ENDED      YEAR ENDED
                                            MARCH 31,                                     SEPTEMBER 30,   JULY 31,
                                              2000        1999    1998    1997    1996        1995          1995
                                           (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $ 6.75       7.15    7.01    6.91    7.13        7.06          6.96
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           0.21(a)    0.42(a) 0.44    0.52    0.49        0.08          0.53
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (.14)     (0.38)   0.17    0.10   (0.19)       0.08          0.09
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .07       0.04    0.61    0.62    0.30        0.16          0.62
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          (0.21)     (0.44)  (0.47)  (0.52)  (0.52)      (0.09)        (0.52)
--------------------------------------------------------------------------------------------------------------------
Total distributions                            (0.21)     (0.44)  (0.47)  (0.52)  (0.52)      (0.09)        (0.52)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 6.61       6.75    7.15    7.01    6.91        7.13          7.06
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              1.42**     0.59    8.99    9.26    4.28        2.23**        9.48
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)      1,481      1,661   1,812   1,773   1,908       2,037         2,014
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.03*      1.02    0.97    0.96    0.97        0.94*         0.89
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)  1.03*      1.02    0.97    0.96    0.97        0.94*         0.89
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       6.29*      6.04    6.46    7.23    6.98        6.87*         7.77
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      187*       151     172     235     391         249*          573
--------------------------------------------------------------------------------------------------------------------

                                                                            CLASS B

                                           SIX MONTHS       YEAR ENDED SEPTEMBER 30,      TWO MONTHS
                                             ENDED        -----------------------------      ENDED       YEAR ENDED
                                            MARCH 31,                                     SEPTEMBER 30,   JULY 31,
                                              2000        1999    1998    1997    1996        1995          1995
                                          (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period          $ 6.75       7.14    7.00    6.91    7.12        7.05          6.96
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                           0.18(a)    0.34(a) 0.40    0.45    0.44        0.07          0.47
--------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                         (.12)     (0.37)   0.14    0.10   (0.19)       0.08          0.09
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                 .06      (0.03)   0.54    0.55    0.25        0.15          0.56
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                          (0.18)     (0.36)  (0.40)  (0.46)  (0.46)      (0.08)        (0.47)
--------------------------------------------------------------------------------------------------------------------
Total distributions                            (0.18)     (0.36)  (0.40)  (0.46)  (0.46)      (0.08)        (0.47)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $ 6.63       6.75    7.14    7.00    6.91        7.12          7.05
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                              1.05**    (0.47)   8.00    8.17    3.54        2.09**        8.44
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)         84        142     368     722   1,051       1,454         1,513
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                  1.83*      2.13    1.91    1.83    1.80        1.79*         1.75
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)  1.83*      2.13    1.91    1.83    1.80        1.79*         1.75
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)       5.49*      4.93    5.52    6.36    6.15        6.02*         6.91
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                      187*       151     172     235     391         249*          573
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                          CLASS C

                                           SIX MONTHS       YEAR ENDED SEPTEMBER 30,      TWO MONTHS
                                              ENDED       -----------------------------      ENDED      YEAR ENDED
                                            MARCH 31,                                     SEPTEMBER 30,   JULY 31,
                                              2000        1999    1998    1997    1996        1995          1995
                                           (UNAUDITED)
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period        $ 6.75       7.15    7.00    6.90    7.12        7.05          6.95
------------------------------------------------------------------------------------------------------------------
Income from investment operations:
Net investment income                         0.19(a)    0.37(a) 0.40    0.46    0.43        0.07          0.48
------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)
on investment transactions                    (.12)     (0.39)   0.16    0.10   (0.19)       0.08          0.09
------------------------------------------------------------------------------------------------------------------
Total from investment operations               .07      (0.02)   0.56    0.56    0.24        0.15          0.57
------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                        (0.19)     (0.38)  (0.41)  (0.46)  (0.46)      (0.08)        (0.47)
------------------------------------------------------------------------------------------------------------------
Total distributions                          (0.19)     (0.38)  (0.41)  (0.46)  (0.46)      (0.08)        (0.47)
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period              $ 6.63       6.75    7.15    7.00    6.90        7.12          7.05
------------------------------------------------------------------------------------------------------------------
TOTAL RETURN % (B)                            1.08**    (0.22)%  8.30    8.45    3.47        2.10**        8.65
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in millions)        3          3       4       3       2           1             1
------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                                1.61*      1.78    1.73    1.71    1.72        1.69*         1.71
------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                                1.61*      1.78    1.73    1.71    1.72        1.69*         1.71
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)     5.71*      5.28    5.70    6.48    6.23        6.12*         6.95
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                    187*       151     172     235     391         249*          573
------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return does not reflect the effect of any sales charge.

 *  Annualized

**  Not Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper U.S. Mortgage Fund (the "Fund") is
                             registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open end, diversified management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class I shares (none sold through March 31, 2000) are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             OPTIONS. An option contract is a contract in which the writer of the option grants the buyer of the option the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will

NOTES TO FINANCIAL STATEMENTS

                             require cash settlement by the Fund if the option is exercised. During the period, the Fund purchased put options on securities as a hedge against potential adverse price movements in the value of portfolio assets.

                             The liability representing the Fund's obligation under an exchange traded written option or investment in a purchased option is valued at the last sale price or, in the absence of a sale, the mean between the closing bid and asked prices or at the most recent asked price (bid for purchased options) if no bid and asked price are available. Over-the-counter written or purchased options are valued using dealer supplied quotations. Gain or loss is recognized when the option contract expires or is closed.

                             If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). During the period, the Fund purchased interest rate futures to manage the duration of the portfolio. In addition, the Fund also sold interest rate futures to hedge against declines in the value of portfolio securities.

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             MORTGAGE DOLLAR ROLLS. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase similar, but not identical,

NOTES TO FINANCIAL STATEMENTS

                             securities on a fixed date. The Fund receives compensation as consideration for entering into the commitment to repurchase. The compensation is paid in the form of a fee which is recorded as deferred income and amortized to income over the roll period, or alternatively, a lower price for the security upon its repurchase. Mortgage dollar rolls may be renewed with a new sale and repurchase price and a cash settlement made at each renewal without physical delivery of the securities subject to the contract.

                             WHEN ISSUED/DELAYED DELIVERY SECURITIES. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             At September 30, 1999, the Fund had a net tax basis capital loss carryforward of approximately $604,550,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2000 ($19,544,000) or September 30,
                             2002 ($476,489,000) or September 30, 2003
                             ($69,280,000) or September 30, 2005 ($39,237,000),
                             the expiration date.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

2    PURCHASE & SALES
     OF SECURITIES           For the six months ended March 31, 2000, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                            $1,634,710,006

                             Proceeds from sales                   1,866,444,131

                             The aggregate face value of futures contracts opened and closed during the period was $1,345,468,098 and $1,370,702,241 respectively.

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             ("Scudder Kemper") and pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. The Fund incurred a management fee of $4,474,223 for the six months ended March 31, 2000, which was equivalent to an annualized effective rate of .53%.

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). Underwriting commissions retained by KDI in connection with the distribution of Class A shares for the six months ended March 31, 2000 are $10,863.

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charge ("CDSC") from redemptions of Class B and Class C shares. Distribution fees and CDSC received by KDI for the six months ended March 31, 2000 are $579,963, of which $64,165 is unpaid at March 31, 2000.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to Class A, Class B and Class C shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. Administrative services fees paid by the Fund to KDI for the six months ended March 31, 2000 are $2,109,454, of which $471,376 is unpaid at March 31, 2000. In addition $11,125 was paid by KDI to affiliates.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the shareholder service agent of the Fund. Under the agreement, KSvC received shareholder services fees of $1,309,303 for the six months ended March 31, 2000, of which $218,217 is unpaid at March 31, 2000.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or directors of Scudder Kemper. During the six months ended March 31, 2000, the Fund made no payments to its officers and incurred trustees' fees of $23,058 to independent trustees.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                    SIX MONTHS ENDED                     YEAR ENDED
                                                                     MARCH 31, 2000                  SEPTEMBER 30, 1999
                                                              ----------------------------      ----------------------------
                                                                SHARES          AMOUNT            SHARES          AMOUNT
                                       SHARES SOLD
                                        Class A                10,617,814    $  26,720,408        5,809,957    $  40,205,609
                                       -------------------------------------------------------------------------------------
                                        Class B                   697,231        4,643,725        4,289,138       29,510,690
                                       -------------------------------------------------------------------------------------
                                        Class C                    32,252          215,712          163,823        1,140,369
                                       -------------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDEND
                                        Class A                 8,421,612       30,383,131        9,536,152       66,005,190
                                       -------------------------------------------------------------------------------------
                                        Class B                   308,042        2,047,275        1,160,295        8,066,579
                                       -------------------------------------------------------------------------------------
                                        Class C                     7,812           51,893           13,513           93,527
                                       -------------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A               (45,663,420)    (235,798,709)     (48,571,621)    (336,467,281)
                                       -------------------------------------------------------------------------------------
                                        Class B                (4,843,170)     (32,362,276)     (10,293,608)     (71,708,162)
                                       -------------------------------------------------------------------------------------
                                        Class C                   (65,646)        (438,183)        (217,342)      (1,491,723)
                                       -------------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                 4,510,551       30,155,798       25,716,372      179,129,610
                                       -------------------------------------------------------------------------------------
                                        Class B                (4,510,573)     (30,155,798)     (25,742,991)    (179,063,075)
                                       -------------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARES TRANSACTIONS          $(204,537,024)                    $(264,578,667)
                                       -------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the period, the Fund's custodian and transfer agent fees were reduced by $161 and $53,860, respectively, under these arrangements.

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Fund and several Kemper Funds (the
                             "Participants") share in a $750 million revolving credit facility for temporary or emergency purposes, including the meeting of redemptions requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated pro rata among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

                                                                           NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Assistant Secretary

LEWIS A. BURNHAM                  PHILIP J. COLLORA                 CAROLINE PEARSON
Trustee                           Vice President                    Assistant Secretary
                                  and Secretary
LINDA C. COUGHLIN                                                   BRENDA LYONS
Trustee                           JOHN R. HEBBLE                    Assistant Treasurer
                                  Treasurer
DONALD L. DUNAWAY
Trustee                           ANN M. MCCREARY
                                  Vice President
ROBERT B. HOFFMAN
Trustee                           KATHRYN L. QUIRK
                                  Vice President
DONALD R. JONES
Trustee                           FRANK L. RACHWALSKI, JR.
                                  Vice President
THOMAS W. LITTAUER
Trustee and Vice President        LINDA J. WONDRACK
                                  Vice President
SHIRLEY D. PETERSON
Trustee                           RICHARD L. VANDENBERG
                                  Vice President
WILLIAM P. SOMMERS
Trustee

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL                             KEMPER DISTRIBUTORS, INC.
UNDERWRITERS                          222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed in the U.S.A. on recycled paper
This report is not to be distributed
unless preceded or accompanied by a
Kemper Fixed Income Fund prospectus.
KUSMF - 3 (5/28/00) 1111850
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)